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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: August 31, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On August 31, 2005, the Company announced that the ATWOOD SOUTHERN CROSS, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Melrose Resources Sarl (a Bulgarian Company and subsidiary of Melrose Resources PLC) to drill three (3) firm wells with options to drill two (2) additional wells off the coast of Bulgaria. The contract provides for an operating dayrate for all wells drilled of $125,000. Melrose shall provide a tow vessel and dayrate for the mobilization of the rig. If all wells are drilled, the drilling program could extend to six (6) months. It is expected to take approximately thirty (30) days to move the rig from the Mediterranean Sea to Bulgaria. This contract will commence immediately upon the rig completing its current contract commitments in the Mediterranean Sea (estimated April to May 2006).

     A copy of the press release announcing the ATWOOD SOUTHERN CROSS contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated August 31, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATWOOD OCEANICS, INC.
                                 (Registrant)



                                 /s/ James M. Holland
                                 James M. Holland
                                 Senior Vice President

                                 DATE: August 31, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION


EX - 99.1           Press Release dated August 31, 2005




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                                                             EXHIBIT EX. - 99.1

         ATWOOD OCEANICS ANNOUNCES ATWOOD SOUTHERN CROSS CONTRACT AWARD

Houston, Texas
31 August 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the ATWOOD SOUTHERN CROSS, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Melrose Resources Sarl (a Bulgarian Company and subsidiary of Melrose Resources PLC) to drill three (3) firm wells with options to drill two (2) additional wells off the coast of Bulgaria. The contract provides for an operating dayrate for all wells drilled of $125,000. Melrose shall provide a tow vessel and dayrate for the mobilization of the rig. If all wells are drilled, the drilling program could extend to six (6) months. It is expected to take approximately thirty (30) days to move the rig from the Mediterranean Sea to Bulgaria. This contract will commence immediately upon the rig completing its current contract commitments in the Mediterranean Sea (estimated April to May 2006).




     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                        Contact:  Jim Holland
                                                               (281) 749-7804

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